Supplement dated August 15, 2003
to the Proxy Statement/Prospectus dated August 1, 2003
relating to the acquisition of certain series of Advantus Series Fund, Inc.
by and in exchange for shares of certain series of W&R Target Funds, Inc.

Set forth below is a supplement to the W&R Target Funds, Inc. prospectus that appears as Appendix D to the Proxy Statement/Prospectus. This information also replaces the disclosure regarding the management of W&R Small Cap Growth Portfolio that appears on page 28 of the Proxy Statement/Prospectus previously sent to Beneficial Owners, in the section entitled "Portfolio Managers."

W&R Target Funds, Inc.

Supplement dated August 4, 2003 to the Prospectus dated May 1, 2003 and supplemented July 21, 2003
The following information replaces the disclosure regarding the management of Small Cap Growth Portfolio in the Section entitled "Portfolio Management":

Small Cap Growth Portfolio is managed by the small cap growth team of Waddell & Reed Investment Management Company (WRIMCO). Gilbert Scott is primarily responsible for the management of the fund. Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap growth institutional accounts since September 2000. He is a vice president of WRIMCO and of Waddell & Reed Ivy Investment Company (WRIICO). Mark G. Seferovich is the senior member of the small cap growth team. Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap growth mutual funds from September 1992 through September 2002. Mr. Seferovich currently is primarily responsible for managing small cap growth institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap growth team. He is a senior vice president of WRIMCO and WRIICO.